THE MAINSTAY GROUP OF FUNDS

Supplement dated November 3, 2010 (“Supplement”)
to the Prospectus for MainStay Retirement Funds
dated February 26, 2010 (“Prospectus”)

This Supplement updates certain information contained in the Prospectus.  You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054 or by sending an e-mail to MainStayShareholderServices@nylim.com.  These documents are also available by going online to mainstayinvestments.com/documents.  Please review this important information carefully.

Effective immediately, the following is hereby added to the Prospectus, immediately preceding the section entitled “The Underlying Funds: Investment Risks:”

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

The information below provides additional details concerning the Funds’ investment strategies and risks.

Exchange Traded Funds

The Funds may invest in shares of exchange traded funds (“ETFs”), to the extent permitted by applicable law. A Fund may invest in ETFs to gain broad market, sector or asset class exposure, including during periods when it has large amounts of uninvested cash or when the Subadvisor believes share prices of ETFs offer attractive values.  ETFs are investment companies that trade like stocks. Like stocks, shares of ETFs are not traded at net asset value, but may trade at prices above or below the value of their underlying portfolios.  The price of an ETF is derived from and based upon the securities held by the ETF. The level of risk involved in the purchase or sale of an ETF is similar to the risk involved in the purchase or sale of a traditional common stock, except that the pricing mechanism for an ETF is based on a basket of stocks. Thus, the risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities. Disruptions in the markets for the securities underlying ETFs purchased or sold by a Fund could result in losses on the Fund’s investment in ETFs. ETFs also have management fees that may increase their costs versus the costs of owning the underlying securities directly.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.